EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

May 15, 2012

In connection with the Quarterly Report of Ohio Legacy Corp (the "Company") on Form 10-Q for the three months ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/Rick L. Hull___________ Rick L. Hull President and Chief Executive Officer	/s/Jane Marsh___________________ Jane Marsh Senior Vice President, Chief Financial Officer and Treasurer